================================================================================


                               ------------------
                               SEMI-ANNUAL REPORT
                               ------------------
                                February 28, 1999
                               ------------------


                                   Value Line
                                 U.S. Government
                                   Securities
                                   Fund, Inc.




                                     [LOGO]
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

Value Line U.S. Government Securities Fund, Inc.



                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders

We are delighted to report that the Value Line U.S. Government Securities Fund, Inc. returned 5.22% for the twelve months ended February 28, 1999. This compares favorably to the 5.10% median return for the Lipper Intermediate U.S. Government Fund Peer Group. Our low expense ratio, nearly half the peer group average, provides an additional edge in our pursuit of above average returns.

The Fund's performance was primarily produced from the coupon earned on your investments, since the price changes over the period were minimal. At the beginning of the period, interest rates began a gradual decline from a little over 6% to about 5.60% by mid-summer. With turmoil in the Asian markets, the Russian debt default, and fears of problems developing in Latin America, investors sought the safe haven of the U.S. dollar and U.S. Treasury bonds. This strong demand for domestic securities pushed interest rates (as represented by the 30 year U.S. Treasury bond) to cycle lows (4.70%) in early October. All other sectors of the bond market (i.e., those lacking the unquestioned quality of U.S. Treasuries) underperformed during this period. As the crisis began to ease, interest rates rose to close the period at the 5.60% level, or less than half a percentage point lower than the beginning of the period.

Your Fund's strategy is to generate high income consistent with safety of principal by investing primarily in U.S. Government securities, representing the highest credit-quality and degree of liquidity. Furthermore, we control risk by limiting the portfolio average maturity to 10 years or less and maintaining a well-diversified portfolio. Treasury securities tend to outperform all other sectors of fixed income investments in times of turmoil. Meanwhile, the non-Treasury securities traded at higher yield premiums to Treasuries. We continue to take advantage of these more attractive yields by reducing the Fund's exposure to Treasuries and raising allocations to higher yielding government agencies. Our allocation as of February 28, 1999 was as follows:

              Treasury Notes ..................................    3%
              Agency Notes ....................................   54%
              Agency MBS ......................................   40%
              Short-Term Investments ..........................    3%

Looking ahead your Fund's management team believes that the major decline in interest rates is behind us. For the next several months, the bond market is likely to trade in a range between 5.25% and 5.75% until signs of an economic deceleration begin to surface. A slowing in economic growth will foster conditions for the bond yield to gravitate toward the 5.00% mark and possibly lower by year-end. In this environment, the Fund will continue to seek opportunities in the government sector to enhance yield and improve the fund's relative performance.

We will continue to stick to our intermediate-term maturity structure and provide competitive performance. We appreciate your continued support.


                                                      Sincerely,

                                                      /s/ Jean Bernhard Buttner
                                                      Jean Bernhard Buttner
                                                      Chairman and President

March 30, 1999
--------------------------------------------------------------------------------
2

                                Value Line U.S. Government Securities Fund, Inc.


U.S. Government Securities Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

Strong growth and low inflation continue to be two of the dominant themes in the domestic economy at this time. This enviable performance is underscored by reports that show persisting strength in consumer spending, housing construction, personal income, and employment. Such trends suggest that the economy will expand by more than 3% during the first quarter of 1999. At the same time, inflation remains quiescent, with producer and consumer price increases still modest, overall, and with selective industrial sectors finding it difficult to implement price increases. In some instances, prices are actually falling.

We believe this healthy pace of economic activity will continue in the next few quarters, with growth averaging 2.5%-3.0% for the year as a whole. Our sense, as well, is that the economic crisis that is still afflicting much of Asia and parts of Latin America (especially Brazil) will gradually recede over the next 12 to 18 months. At the same time, we expect inflation to remain subdued. The Federal Reserve, encouraged by this benign state of economic affairs, will probably maintain its current monetary stance over the next several months, at least. Any subsequent adjustment in interest rates will probably be modest given the likely absence of excesses in growth or inflation in the domestic economy.

Performance Data:*

                                       Growth of
                                       an Assumed          Average
                                      Investment of        Annual
                                         $10,000        Total Return
                                      -------------     -------------
1 year ended 12/31/98.............       $10,768            7.68%
5 years ended 12/31/98............       $12,495            4.56%
10 years ended 12/31/98...........       $20,969            7.69%

* The average annual total return for the one, five and 10 year periods ended February 28, 1999, were 5.22%, 4.33% and 7.45%, respectively. The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.

--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.


Schedule of Investments (unaudited)
==========================================================================================================
   Principal                                                                        Maturity
    Amount                                                                    Rate    Date        Value
----------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (2.9%)
  $ 5,000,000  U.S. Treasury Notes........................................    6.25%  2/28/02  $ 5,137,000
  -----------                                                                                ------------
    5,000,000  TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,123,828) .........                      5,137,000
  -----------                                                                                ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (94.0%)
               FEDERAL NATIONAL MORTGAGE ASSOCIATION (50.2%)
    7,737,092  Federal National Mortgage Association Pool #313031.........    6.83   7/01/03    7,964,408
    5,000,000  Federal National Mortgage Association......................    5.13   2/13/04    4,896,300
   10,000,000  Federal National Mortgage Association......................    5.75   6/15/05   10,040,800
    8,564,212  Federal National Mortgage Association Pool #313032.........    7.04   7/01/06    8,917,486
   10,391,685  Federal National Mortgage Association Pool #375667.........    6.02   2/01/08   10,128,645
   10,000,000  Federal National Mortgage Association Pool #380188.........    6.45   4/01/08    9,918,750
    5,000,000  Federal National Mortgage Association......................    5.25   1/15/09    4,784,300
   13,585,979  Federal National Mortgage Association REMIC Trust 1992-6 Z.    7.50   1/25/21   13,812,321
    9,584,564  Federal National Mortgage Association Pool #412682.........    6.00   3/01/28    9,301,053
    4,904,699  Federal National Mortgage Association Pool #424691.........    6.50   4/01/28    4,871,200
    4,748,114  Federal National Mortgage Association Pool #425239.........    6.50   4/01/28    4,716,349
  -----------                                                                                ------------
   89,516,345  TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
  -----------
                 (Cost $89,746,178) ......................................                     89,351,612
                                                                                             ------------
               FEDERAL HOME LOAN BANK (26.2%)
    5,000,000  Federal Home Loan Bank.....................................    5.16   3/08/00    5,000,000
   17,000,000  Federal Home Loan Bank.....................................    5.38   3/02/01   16,994,560
    5,000,000  Federal Home Loan Bank.....................................    5.13   2/26/02    4,955,700
   15,000,000  Federal Home Loan Bank.....................................    5.13   9/15/03   14,705,700
    5,000,000  Federal Home Loan Bank.....................................    5.19  10/20/03    4,903,000
  -----------                                                                                ------------
   47,000,000  TOTAL FEDERAL HOME LOAN BANK (Cost $46,863,260)    ........                     46,558,960
  -----------                                                                                ------------
               FEDERAL HOME LOAN MORTGAGE
                 CORPORATION (13.9%)
   15,000,000  Federal Home Loan Mortgage Corporation.....................    5.75   7/15/03   15,073,500
    5,000,000  Federal Home Loan Mortgage Corporation.....................    5.00   1/15/04    4,869,150
    5,000,000  Federal Home Loan Mortgage Corporation.....................    5.13  10/15/08    4,735,800
       76,598  Federal Home Loan Mortgage Corporation REMIC 1157 KZ.......    7.50  10/15/20       76,432
  -----------                                                                                ------------
   25,076,598  TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
  -----------
                 (Cost $25,248,836) ......................................                     24,754,882
                                                                                             ------------


--------------------------------------------------------------------------------
4

                                Value Line U.S. Government Securities Fund, Inc.

                                                                                         February 28, 1999
==========================================================================================================
   Principal                                                                        Maturity
    Amount                                                                    Rate    Date        Value
----------------------------------------------------------------------------------------------------------
               TENNESSEE VALLEY AUTHORITY (2.8%)
  $ 5,000,000  Tennessee Valley Authority Global Power Bonds Series C.....    6.00%  3/15/13 $  4,922,150
  -----------                                                                                ------------
    5,000,000  TOTAL TENNESSEE VALLEY AUTHORITY
  -----------
                 (Cost $4,925,658) .......................................                      4,922,150
                                                                                             ------------
               RESOLUTION TRUST CORPORATION SECURITIES (0.9%)
    1,607,097  Resolution Trust Corporation 1992-5 A-6....................    9.24   5/25/26    1,639,255
  -----------                                                                                ------------
    1,607,097  TOTAL RESOLUTION TRUST CORPORATION
  -----------
                 (Cost $1,633,212) .......................................                      1,639,255
                                                                                             ------------
  168,200,040  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  -----------
                 (Cost $168,417,144) .....................................                    167,226,859
                                                                                             ------------
  173,200,040  TOTAL INVESTMENT SECURITIES (96.9%)
  -----------
                 (Cost $173,540,972) .....................................                   $172,363,859
                                                                                             ------------

REPURCHASE AGREEMENT (5.2%) (including accrued interest)
    9,300,000  Collateralized  by $9,185,000  U.S.  Treasury  Notes 6.125% due
                 12/31/01,  with a value of $9,480,246  (with Morgan Stanley and
                 Co., Incorporated 4.70%, dated 2/26/99, due 3/1/99, delivery
                 value $9,303,643)........................................                      9,303,643
               EXCESS OF LIABILITIES OVER CASH AND
                 OTHER ASSETS (-2.1%) ....................................                     (3,711,896)
                                                                                              -----------
               NET ASSETS (100.0%) .......................................                   $177,955,606
                                                                                             ============
               NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
                 PER OUTSTANDING SHARE ($177,955,606 / 15,874,307
                 shares of capital stock outstanding) ....................                   $      11.21
                                                                                             ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.

Statement of Assets and Liabilities
at February 28, 1999 (unaudited)
================================================================================
Assets:
Investment securities at value
  (Cost--$173,540,972) ..................................         $ 172,363,859
Repurchase agreement
  (Cost--$9,303,643) ....................................             9,303,643
Cash ....................................................                43,935
Receivable for securities sold ..........................            17,047,123
Interest receivable .....................................             1,752,838
Receivable for capital shares sold ......................                16,540
                                                                  -------------
    Total Assets ........................................           200,527,938
                                                                  =============
Liabilities:
Payable for securities purchased ........................            21,994,560
Payable for capital shares
  repurchased ...........................................               385,435
Accrued expenses:
  Advisory fee ..........................................                69,053
  Other .................................................               123,284
                                                                  -------------
    Total Liabilities ...................................            22,572,332
                                                                  -------------
Net Assets ..............................................         $ 177,955,606
                                                                  =============
Net Assets consist of:
Capital stock, at $1 par value
  (authorized 100,000,000,
  outstanding 15,874,307 shares) ........................         $  15,874,307
Additional paid-in capital ..............................           209,189,145
Undistributed net investment
  income ................................................             1,763,703
Accumulated net realized loss
  on investments ........................................           (47,694,436)
Net unrealized depreciation of
  investments ...........................................            (1,177,113)
                                                                  -------------
Net Assets ..............................................         $ 177,955,606
                                                                  =============
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($177,955,606 / 15,874,307
  shares outstanding) ...................................                $11.21
                                                                  =============

Statement of Operations
for the six months ended February 28, 1999 (unaudited)
================================================================================
Investment Income:
Interest income .........................................           $ 5,689,171
                                                                    -----------
Expenses:
Advisory fee ............................................               457,409
Transfer agent fees .....................................                47,672
Printing ................................................                16,143
Insurance, dues and other ...............................                15,364
Registration and filing fees ............................                13,500
Custodian fees ..........................................                12,882
Postage .................................................                11,343
Auditing and legal fees .................................                 8,624
Telephone ...............................................                 8,528
Directors' fees and expenses ............................                 7,116
                                                                    -----------
    Total Expenses Before
      Custody Credits ...................................               598,581
    Less: Custody Credits ...............................                  (893)
                                                                    -----------
    Net Expenses ........................................               597,688
                                                                    -----------
Net Investment Income ...................................             5,091,483
                                                                    -----------
Net Realized and Unrealized Gain
  on Investments:
    Net Realized Gain ...................................             1,350,269
    Change in Net Unrealized
      Appreciation (Depreciation) .......................            (4,933,129)
                                                                    -----------
Net Realized Gain and Change in
  Net Unrealized Appreciation
  (Depreciation) on Investments .........................            (3,582,860)
                                                                    -----------
Net Increase in Net Assets
  from Operations .......................................           $ 1,508,623
                                                                    ===========


See Notes to Financial Statements.

--------------------------------------------------------------------------------
6

                                Value Line U.S. Government Securities Fund, Inc.



Statement of Changes in Net Assets
for the six months ended February 28, 1999 (unaudited) and for the year ended August 31, 1998
================================================================================

                                                                   Six Months
                                                                      Ended
                                                                   February 28,     Year Ended
                                                                       1999         August 31,
                                                                   (unaudited)        1998
                                                                ------------------------------
Operations:
  Net investment income .....................................   $   5,091,483    $  11,381,036
  Net realized gain on investments ..........................       1,350,269        3,150,561
  Change in net unrealized appreciation .....................      (4,933,129)       3,614,686
                                                                ------------------------------
  Net increase in net assets from operations ................       1,508,623       18,146,283
                                                                ------------------------------

Dividends to Shareholders:
  Net investment income .....................................      (5,154,971)     (11,621,120)
                                                                ------------------------------

Capital Share Transactions:
  Proceeds from sale of shares ..............................      12,721,663       23,808,062
  Proceeds from reinvestment of distributions to shareholders       4,203,692        9,423,276
  Cost of shares repurchased ................................     (20,617,155)     (39,466,978)
                                                                ------------------------------
  Decrease from capital share transactions ..................      (3,691,800)      (6,235,640)
                                                                ------------------------------

Total (Decrease) Increase ...................................      (7,338,148)         289,523

Net Assets:
  Beginning of period .......................................     185,293,754      185,004,231
                                                                ------------------------------
  End of period .............................................   $ 177,955,606    $ 185,293,754
                                                                ==============================

Undistributed net investment income, at end of period .......   $   1,763,703    $   1,827,191
                                                                ==============================


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.


Notes to Financial Statements (unaudited)
================================================================================

1.   Significant Accounting Policies

Value Line U.S. Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is to obtain maximum income without undue risk to principal. Capital preservation and possible capital appreciation are secondary objectives.

The following significant accounting principles are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Where market quotations are readily available, portfolio securities are valued at the midpoint between the latest available and representative asked and bid prices, or when stock exchange valuations are used, at the latest quoted sale price as of the close of business of the New York Stock Exchange on the valuation date. The Fund values mortgage-backed securities other than GNMA's (Government National Mortgage Association) on the basis of valuations provided by dealers in such securities. Some of the general factors which may be considered by the dealers in arriving at such valuations include the fundamental analytic data relating to the security and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiation between the parties in a sales transaction. The values for GNMA's and agency debentures are determined on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Other assets and securities for which market valuations are not readily available will be valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act, and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D)  Security  Transactions  and  Related  Income.   Security  transactions  are
accounted for on the date the securities are purchased or sold. Realized gains and losses on securities transactions are determined using the identified


--------------------------------------------------------------------------------
8

                                Value Line U.S. Government Securities Fund, Inc.


                                                               February 28, 1999
================================================================================

cost method and interest income is accrued as earned. In computing net investment income, the Fund amortizes premiums and discounts on securities owned. The Fund purchases stripped mortgage-backed securities at premiums and discounts. The Fund amortizes such premiums on interest-only securities using the yield-to-maturity method. Cash is received based on the stated coupon rate and interest income is earned based on the security's effective yield-to-maturity. When the Fund purchases principal-only securities, although no interest payments are received, the discounts are accrued using the yield-to-maturity method based on the effective yield-to-maturity of the security.

2. Capital Share Transactions and Dividends to Shareholders Transactions in capital stock were as follows:

                                                    Six Months
                                                       Ended          Year Ended
                                                    February 28,      August 31,
                                                       1999             1998
                                                   (unaudited)
                                                   ----------------------------
Shares sold ................................        1,110,056         2,118,818
Shares issued to shareholders in
  reinvestment of dividends ................          368,274           845,513
                                                   ----------------------------
                                                    1,478,330         2,964,331
Shares repurchased .........................       (1,803,452)       (3,517,468)
                                                   ----------------------------
Net decrease ...............................         (325,122)         (553,137)
                                                   ============================
Dividends per share ........................       $      .32        $      .70
                                                   ============================

Dividends and distributions to shareholders are recorded on the ex-dividend date.

On March 18, 1999 the Fund's Board of Directors declared a quarterly dividend from net investment income of $.15 per share payable on March 25, 1999 to shareholders of record on March 22, 1999.

3.   Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                             Six Months Ended
                                                             February 28, 1999
                                                                (unaudited)
                                                             -----------------
PURCHASES:
  U.S. Treasury Obligations ............................         $  3,310,781
  U.S. Government Agency
    Obligations and Other
    Investment Securities ..............................          109,355,440
                                                                 ------------
                                                                 $112,666,221
                                                                 ============
SALES AND REDEMPTIONS:
  U.S. Treasury Obligations ............................         $  8,751,469
  U.S. Government Agency
    Obligations and Other
    Investment Securities ..............................          103,564,104
                                                                 ------------
                                                                 $112,315,573
                                                                 ============

At February 28, 1999, the aggregate cost of investment securities and repuchase agreement for Federal income tax purposes was $182,844,615. The aggregate appreciation and depreciation of investments at February 28, 1999, based on a comparison of investment values and their costs for Federal income tax purposes, was $399,422 and $1,576,535 respectively, resulting in a net depreciation of $1,177,113.

For Federal income tax purposes, the Fund had a net capital loss carryover at August 31, 1998 of approximately $49,044,227 of which approximately $37,238,382 will expire in 2003, $8,976,510 will expire in 2004 and $2,829,335 will expire in 2005. During the year ended August 31, 1998, the Fund utilized prior year's carryover losses of approximately $2,997,688 to offset net realized gains.


--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.


Notes to Financial Statements (unaudited)                      February 28, 1999
================================================================================

4.   Investment  Advisory  Contract,   Management  Fees  and  Transactions  With
     Affiliates

An advisory fee of $457,409 was paid or payable to Value Line, Inc. (the Adviser), the Fund's investment adviser, for the six months ended February 28, 1999. This was computed at the rate of 1/2 of 1% of the Fund's average daily net assets during the period and was paid monthly.

The "Adviser" provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan at February 28, 1999 owned 971,221 shares of the Fund's capital stock, representing 6.1% of the outstanding shares. In addition, officers and directors owned 239,972 shares, representing 1.5% of the outstanding shares.


                          Other Information (unaudited)

Year 2000. Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.


--------------------------------------------------------------------------------
10

                                Value Line U.S. Government Securities Fund, Inc.


Financial Highlights
--------------------------------------------------------------------------------

Selected Data for a Share of Capital Stock Outstanding Throughout Each Period:

                                        Six Months Ended                            Year Ended August 31,
                                        February 28, 1999     -----------------------------------------------------------------
                                           (unaudited)         1998           1997           1996           1995          1994
                                           -----------         ----           ----           ----           ----          ----
Net asset value, beginning of period         $11.44           $11.04         $10.85         $11.28          $11.20       $13.44
                                           ------------------------------------------------------------------------------------
  Income (loss) from
    investment operations:
    Net investment income ...........           .32              .69            .74            .77             .74          .82
    Net gains or losses on securities
      (both realized and unrealized)           (.23)             .41            .21           (.43)            .04        (1.80)
                                           ------------------------------------------------------------------------------------
  Total income (loss) from
    investment operations ...........           .09             1.10            .95            .34             .78         (.98)
                                           ------------------------------------------------------------------------------------
  Less distributions:
    Dividends from net
      investment income .............          (.32)            (.70)          (.76)          (.77)           (.70)        (.93)
    Distributions from capital gains             --               --             --             --              --         (.33)
                                           ------------------------------------------------------------------------------------
  Total distributions ...............          (.32)            (.70)          (.76)          (.77)           (.70)       (1.26)
                                           ------------------------------------------------------------------------------------
Net asset value, end of period ......        $11.21           $11.44         $11.04         $10.85          $11.28       $11.20
                                           ====================================================================================
Total return ........................          0.76%+          10.28%          9.01%          3.06%           7.37%      -7.87%
                                           ====================================================================================
Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ....................      $177,956         $185,294       $185,004       $214,889        $256,004     $339,478
Ratio of operating expenses to
  average net assets ................           .65%*(1)         .66%(1)        .65%(1)        .65%(1)         .66%         .63%
Ratio of net investment income to
  average net assets ................          5.57%*           6.07%          6.52%          6.74%           6.58%        6.58%
Portfolio turnover rate .............            64%+            159%           255%           158%            193%         100%

(1) After offset for custody credits. Excluding the custody credits would not have changed the expense ratio.
+    Not annualized.
*    Annualized.

See Notes to Financial Statements.


--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.


The Value Line Family of Funds
================================================================================

1950--The Value Line Fund seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--The Value Line Income Fund's primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--The Value Line Cash Fund, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value of its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--The Value Line Tax Exempt Fund seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income by investing in high-yielding, lower rated, fixed-income corporate securities.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the correct asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036-2798

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

Directors             Jean Bernhard Buttner
                      John W. Chandler
                      Leo R. Futia
                      David H. Porter
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      David T. Henigson
                      Vice President,
                      Secretary/Treasurer
                      Nathan N.J. Grant
                      Vice President
                      Bruce H. Alston
                      Vice President
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and, accordingly, they do not express an opinion thereon.

This unaudited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).


                                                                         #505998